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                                                                   EXHIBIT 10.12


                            MCK Communications, Inc.
                              313 Washington Street
                                Newton, MA 02158



                                                        [______________________]



[_________________________]
c/o MCK Communications, Inc.
313 Washington street
Newton, MA 02158

Dear [______________]:

           In connection with your employment arrangements, MCK Communications, Inc. agrees to pay you a bonus on each date you pay interest pursuant to the terms of the attached Promissory Note, in each case an amount equal to the amount of the related interest payment.

           Executed under seal as of the date set forth above.




                                             By: ____________________
                                                 Name:
                                                 Title:


Accepted and Agreed to:



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